Supplement dated January 12, 2018
to the Statement of Additional Information (SAI), dated September 25, 2017, for the following Funds (each, a Fund and together, the Funds):
Fund
Columbia ETF Trust II
Columbia EM Quality Dividend ETF
Columbia Emerging Markets Consumer ETF
Columbia India Consumer ETF
Columbia India Infrastructure ETF
Columbia India Small Cap ETF
Effective February 1, 2018 (the Effective Date), the information in the "Investment Management Services Agreement Fee Schedule" table under the subsection "The Investment Manager – Investment Management Services Agreement Fee Rates" in the "Investment Management and Other Services" section of the SAI for the above mentioned Funds has been superseded and replaced with the following:
Fund	Assets (in millions)	Annual rate at each asset level
EM Quality Dividend ETF(a)	All assets	0.590%
Emerging Markets Consumer ETF(a)	All assets	0.590%
India Consumer ETF(a)	All assets	0.750%
India Infrastructure ETF(a)	All assets	0.750%
India Small Cap ETF(a)	All assets	0.750%
(a)	In return for the investment advisory services fee, the Investment Manager has agreed to pay the operating costs and expenses of the Fund other than the following expenses, which will be paid by the Fund: taxes, interest incurred on borrowing by the Fund, if any; brokerage fees and commissions and any other portfolio transaction expenses; interest and fee expense related to a Fund’s participation in inverse floater structures; infrequent and/or unusual expenses (including litigation expenses); distribution and/or servicing fees; expenses incurred in connection with lending securities; and expenses approved by the Board. Throughout this SAI, this fee is referred to as a “Unified Fee.”
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP940_10_004_(01/18)